Ernst & Young LLP
1401 McKinney
Houston, Texas  77010



April 24, 2008


Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

Dear Sirs:

We have read and agree with the comments contained in Sub-Item 77k of Form N-SAR of VALIC Company II.


			Very truly yours,
			/s/ Ernst & Young LLP